SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                                 TVI CORPORATION

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid: ________________________________________________
    2)  Form Schedule or Registration No.: _____________________________________
    3)  Filing Party: __________________________________________________________
    4)  Date Filed: ____________________________________________________________

                                 TVI Corporation
                            7100 Holladay Tyler Road
                           Glenn Dale, Maryland 20769

                                April [__], 2003

Dear TVI Stockholders:

     It is my pleasure to invite you to the 2003 Annual Meeting of Stockholders of TVI Corporation to be held on Friday, May 23, 2003 at 1:00 p.m., Eastern Daylight Time, at the Company's headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

     At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company's financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have an opportunity to meet your directors and other executives of the Company.

     As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors and consideration of any other business matters properly brought before the Annual Meeting. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, including the financial statements, is also enclosed.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. I therefore urge you to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

     I hope that you will attend the 2003 Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

                                            Very truly yours,



                                            Richard V. Priddy, President and CEO

                                 TVI CORPORATION
              7100 Holladay Tyler Road, Glenn Dale, Maryland 20769
                   Telephone: 301-352-8800; Fax: 301-352-8818
                 -----------------------------------------------

                           NOTICE OF ANNUAL MEETING OF
                         STOCKHOLDERS OF TVI CORPORATION
                       TO BE HELD ON FRIDAY, MAY 23, 2003
                 -----------------------------------------------

     NOTICE IS HEREBY GIVEN that the 2003 Annual meeting of stockholders of TVI Corporation ("TVI" or the "Company") will be held at 1:00 p.m. (EDT) on Friday, May 23, 2003 at the Company's offices located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The stockholders will consider and act upon the following proposals:

     1. To elect five (5) directors to serve until the next annual meeting and until their successors have been elected and qualified.

     2. To ratify the appointment by the Board of Directors of Aronson & Company LLP as the Company's independent accountants for the fiscal year ending December 31, 2003.

     3. To approve an amendment to our 1998 Incentive Stock Option Plan that will increase the total number of shares of Company Common Stock authorized for issuance from 6,000,000 to 10,000,000.

     4. To approve an amendment of our Articles of Incorporation to increase the total number of authorized shares of Company Common Stock from 45,000,000 to 98,800,000.

     5. To approve other amendments to amend and restate our Articles of Incorporation in order to revise the liability provisions to reflect current Maryland law and accepted corporate practice.

     6. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof. We are not currently aware of any other matters that may come before the meeting.

     You are cordially invited to attend the Annual Meeting. Please carefully read the attached Proxy Statement for additional information regarding the matters to be considered and acted upon at the Annual Meeting.

     The approximate date on which the attached Proxy Statement and form of Proxy was first sent or given to Company stockholders is April [__,] 2003.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person by ballot.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ Richard V. Priddy
                                              ----------------------------------
                                              Richard V. Priddy, President

Glenn Dale, Maryland
April [__,] 2003

                                 TVI CORPORATION
                                 PROXY STATEMENT
                                       FOR
                     2003 ANNUAL MEETING OF THE STOCKHOLDERS

                   QUESTIONS AND ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the Annual Meeting,  and how many votes do they have?

Common stockholders who own shares as of April 21, 2003 (the "Record Date") may vote at the meeting. Each share has one vote. There were [26,999,336] shares of Company common stock outstanding on that date.

When were the enclosed solicitation materials first given to stockholders?

The enclosed annual report and proxy voting form, together with this Notice of Annual Meeting and Proxy Statement, were first sent, or given, to stockholders on or about April [__], 2003.

What is a quorum of stockholders?

A quorum is the presence at the Annual Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast. Since there were [26,999,336] sharFes of Common Stock outstanding on April 21, 2003, the presence of holders of [13,499,669] shares is a quorum. We must have a quorum to conduct the meeting.

How many votes does it take to pass each matter?

If a quorum of stockholders is present at the meeting, we need:

     o    a plurality of all the votes cast to elect each director
     o a majority of all the votes cast to ratify Aronson & Company LLP as our independent accountants and approve the amendment to the TVI 1998 Incentive Stock Option Plan
     o Two-thirds of all outstanding shares of Company Common Stock to approve the proposed amendments to the Company's Articles of Incorporation

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. For all matters, abstentions and broker non-votes will not have any effect on the result of the vote.

How do I vote?

You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our stockholders are unable to attend the meeting in person, we send proxy cards or voting instruction forms to all of our stockholders.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

If your shares are held in a brokerage account, you will receive a full meeting package including a voting instruction form to vote your shares. Your brokerage firm may permit you to vote by telephone or by the Internet. Brokerage firms have the authority under New York Stock Exchange rules to vote their client's unvoted shares on certain routine matters. If you do not vote, your brokerage firm may choose to vote for you or leave your shares unvoted. We urge you to respond to your brokerage firm so that your vote will be cast.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxies so that all common shares may be voted at the Annual Meeting even if the holders do not attend the meeting.

How will my proxy vote my shares?

If you properly sign and return your proxy card or voting instruction form your shares will be voted as you direct. If you sign and return your proxy card or voting instruction form but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under "Election of Directors," FOR the ratification of the independent accountants, FOR the approval of the amendment to the TVI 1998 Incentive Stock Option Plan and FOR the amendments to the Company's Articles of Incorporation. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the meeting.

How do I vote using my proxy card? There are three steps.

     1. Vote on each of the matters as follows: o Item 1. The names of the directors to serve one-year terms are listed on your proxy card. You have three options: o Option 1. To vote for all of the directors, you check the box marked "FOR." o Option 2. To vote for some of the directors and against the rest, you check the box marked "FOR" and then draw a line through the names of the directors that you want to vote against. o Option 3. To abstain from voting for all of the directors (that is, not vote for or against any of the directors), you check the box marked "WITHHOLD AUTHORITY." o Items 2, 3, 4 and 5. Check the box "FOR," or "AGAINST," or "ABSTAIN" (to cast no vote). 2. Sign and date your proxy card. If you do not sign and date your proxy card, your votes cannot be counted. 3. Mail your proxy card in the pre-addressed, postage-prepaid envelope.
4. Check the box on your proxy card if you plan to attend the Annual Meeting.

Can I vote by proxy even if I plan to attend the Annual Meeting?

Yes. If you vote by proxy, you do not need to fill out a ballot at the Annual Meeting, unless you want to change your vote.

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker. Your broker will send you a proxy or voting instruction form for these shares. You should vote on each proxy or voting instruction form you receive and mail it to the address shown on the proxy or form.

How do I change my vote?

     You may change your vote at any time before the Annual Meeting by:

     o notifying the Corporate Secretary, in writing at 7100 Holladay Tyler Road, Glenn Dale, MD 20769, that you are changing your vote; or
     o completing and sending in another proxy card or voting instruction form with a later date; or
     o    attending the Annual Meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

TVI, on behalf of the Board of Directors, through its directors, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. TVI pays the cost of soliciting proxies.

                            MATTERS YOU ARE VOTING ON
Proposal No. 1      Election of Directors

      The Board of Directors is elected at each annual meeting of stockholders for a one-year term. Joseph J. Borkoski, Joseph J. Duffy, Mark N. Hammond, Harley A. Hughes and Richard V. Priddy have been nominated by the Board for election as directors at the Annual Meeting for terms of one year each and until their respective successors are duly elected and qualified. Each of the nominees agrees to serve if elected. However, if for some reason one of them is unable to serve or for good cause will not serve, your proxies will vote for the election of another person nominated by the Board of Directors, unless the Board reduces the number of directors. Biographical information for each of the nominees and other information about them are presented beginning on page [__]. The Board of Directors unanimously recommends a vote "FOR" each director nominee.

Proposal No. 2      Ratification   of  Aronson  &  Company  LLP  as  Independent
                    Accountants for 2003

     This Proposal is to ratify our selection of Aronson & Company LLP as our independent accountants for 2003. See Proposal No. 2 on page [__]. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Proposal No. 3      Amend the 1998 Incentive Stock Option Plan

     This Proposal is to amend the Company's 1998 Incentive Stock Option Plan to increase the total number of shares of the Company's Common Stock authorized for issuance from 6,000,000 to 10,000,000. See Proposal No. 3 on page [__]. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Proposal No. 4      Amend TVI's Articles of  Incorporation to Increase the Total
                    Number of Authorized Shares of Common Stock

     This Proposal is to amend the Company's Articles of Incorporation to increase the total number of authorized shares of Company Common Stock from 45,000,000 to 98,800,000. See Proposal No. 4 on page __. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Proposal No. 5      Amend and Restate TVI's Articles of  Incorporation to Revise
                    Liability Provisions to Reflect Maryland law and Conform its
                    Articles to Accepted Corporate Practice

     This Proposal is to amend the Company's Articles of Incorporation in a number of respects. See Proposal No. 5 on page [__]. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Other Business Matters

     The Board of Directors is not aware of any other business for the Annual Meeting. However:

     o if any of the persons named to serve as directors are unable to serve or for good cause will not serve,

     o if any stockholder proposal which is not in this proxy statement or on the proxy card or voting o instruction form pursuant to Rule 14a-8 or 14a-9 of the Securities Exchange Act of 1934 is presented for action at the meeting, or

     o if any matters concerning the conduct of the meeting are presented for action,

then stockholders present at the meeting may vote on such items. If you are represented by proxy, your proxies will vote your shares using their discretion.

PROPOSAL ONE:  ELECTION OF DIRECTORS

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR EACH DIRECTOR.


Director Nominees

     The Amended and Restated By-Laws of the Company (the "By-Laws") provide that the Company's business shall be managed under the direction of a Board of Directors, with the number of directors to be ten (10) members, unless and until otherwise determined by resolution of the Board of Directors. The Board of Directors has fixed the number of directors which are to be elected at the Annual Meeting at five (5). Director candidates are nominated by the Board of Directors and current management has nominated the five (5) individuals for election to the Board discussed below.

     All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees will be unable to act as a director. However, if a nominee becomes unable to serve or if a vacancy should occur before election, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, the Board will vote the proxies held by it for the election of the substitute nominee.

     Any vacancy that exists or occurs during the year may be filled by a majority vote of the Board of Directors without any further stockholder action. The vacancy may be filled for the remainder of the term, which is until the next annual meeting. There is no reason to believe that any nominees will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought.

Nominees                    Age  Director Since/Position with Company
--------                    ---  ------------------------------------
Joseph J. Borkoski          53    2/11/99       Independent Director
Joseph J. Duffy             58    2/11/99       Independent Director
Mark N. Hammond             44    7/20/96       Independent Director & Chairman
Lt. Gen. Harley A. Hughes   68         --       Nominee for Independent Director
Richard V. Priddy           53    2/19/02       Director, President and CEO

     Joseph J. Borkoski Mr. Borkoski has held several executive positions which included managerial, business development, and merger/acquisition roles. Previous employers include Diversified International Sciences Corp. and ManTech International. He has an engineering degree from the University of Maryland and advanced degrees from the Wharton School of Business and the University of Southern California. He has specific expertise in business development and marketing, and is a member of the business faculty of Anne Arundel Community College. He is currently the President of Regal Decision Systems, Inc.

     Joseph J. Duffy Mr. Duffy has held executive positions in several major firms in both CEO and CFO roles. Past employers include Eastmet Corporation, McCulloch Corporation, Vision Hardware Corp., and Woodbrook Capital. He holds a degree in accounting from LaSalle University. He has been active in turnaround management for over fifteen years, serving in major roles in several corporate restructurings, revitalizations or bankruptcy reorganizations. He serves as a director and advisor on a number of boards. He is currently the CEO of Duffy Consulting Group, LLC.

     Mark N. Hammond Mr. Hammond is currently the Chief Financial Officer of the National Soft Drink Association. He has previously held various financial management positions with the Association. He is a Certified Public Accountant and has 24 years public accounting experience. He has a BS in Accounting and is a member of several professional accountant associations.

     Harley A. Hughes Lieutenant General Hughes (USAF retired) is the Chairman of F&H 2, Inc., a consulting business he formed in 1992 to develop strategies for predicting emerging space, air attack, reconnaissance and weapons requirements in a changing political, budgetary and technological environment. From 1988 to 1992 General Hughes was the Senior Vice President for Betac Corporation, an information systems consulting company offering design, engineering, development, integration, testing and life cycle support services to a host of military services and law enforcement agencies. During the first Bush administration, General Hughes was dual-hatted as both deputy chief of staff for plans and operations, Headquarters U.S. Air Force, and the Air Force operations deputy to the Joint Chiefs of Staff, Washington, D.C. During the Vietnam conflict, the general served as a command pilot logging over 5,000 flying hours and 225 combat missions in Southeast Asia, with numerous military decorations and awards. General Hughes holds a BS from Oklahoma A&M College and both a BA and a MS from the University of Colorado. General Hughes also has completed Squadron Officer School, National War College and the Industrial College of the Armed Forces. General Hughes also serves as a director and advisor on a number of boards, including ManTech Corporation, Pinkerton Government Services, Inc., Aviation Technology Group, Inc. and the Institute for Scientific Research, Inc.

     Richard V. Priddy Mr. Priddy was named Company President and CEO in February 2002. Mr. Priddy has an extensive background in operations and government contracting. With experience at ITT, Rockwell, Allied Signal and other firms, he has been instrumental in growing manufacturing based businesses, contracting logistical support functions for the military, and developing an environmental products business. He holds a BS in Industrial Engineering/ Management from Clemson University and an MBA from the University of Iowa.

Executive Officers

     Set forth below is information about each of the Company's current executive officers.

     Michael T. Campbell, Vice President of Operations joined TVI in March 2003. Mr. Campbell career includes positions of increasing responsibility in manufacturing and operations generally. Mr. Campbell's most recent position was Vice President of Operations of Sears Manufacturing. Prior experience includes Vice President of Manufacturing for Nu-Kote International, Plant Manager for Lear Siegler, and Manager Technical Operations for Rockwell International. Mr. Campbell has an MBA form the University of Detroit and a BS Industrial Engineering from the General Motors Institute/Kettering University.

     Victor Knox, Vice President of Marketing and Sales, joined TVI in August 2002. Mr. Knox brings over 20 years of proven technical marketing and sales expertise to the TVI team. His General Electric background includes positions in all commercial arenas. As Industry Manager with GE Plastics, he developed products and programs for both commercial and industrial customers. Most recently, Mr. Knox was Managing Director of Consumer Identity Services for Network Solutions where he established their consumer offering and built the channels of distribution. Mr. Knox has a BS in Mechanical Engineering from Bucknell University and an MBA in Marketing and Management from Wharton School of Business.

     Thomas K. Plunkett, Vice President of Finance and Treasurer, has more than 25 years financial management experience. Most recently he was Controller of Pulse Communications, Inc., a subsidiary of Hubbell, Incorporated. While at

Pulse Communications, Mr. Plunkett managed Accounting, Finance and Management Information Systems. Prior to his tenure at Pulse, Mr. Plunkett served in financial positions with various Fortune 500 companies including Abbott Laboratories, Gould. Inc., and Johnson & Johnson. Mr. Plunkett has a BA from the University of Notre Dame and an MBA in Finance from the Kellogg Graduate School of Management, Northwestern University.

     Chad Sample, Executive Vice President, has been instrumental in the growth of TVI's reputation as the leading domestic decontamination system supplier. Mr. Sample is known throughout the First Responder Industry as one of the leading experts in Mass Casualty Decontamination and has been instrumental in establishing industry-accepted standards for rapidly deployed decontamination systems. He designed much of the current TVI offering in decontamination products and has three patents pending based on these innovative designs. Mr. Sample also brings extensive entrepreneur experience having founded, managed, and sold several companies. Mr. Sample has an MS from The University of Maryland and he holds a U.S. Government Top Secret Clearance.

Significant Employees

     During 2002 there were no employees essential to the Company's activities.

Legal Proceedings

     No officer or director was known to be involved in any legal proceeding involving bankruptcy, criminal activity, securities or banking issues, or commodities violations.

Certain Relationships and Transactions

     There are no transactions, or series of similar transactions, either during 2002 or currently any proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer 5% stockholder or any immediate family member of any of the foregoing had, or will have, a direct or indirect material interest.

     There are no known family relationships between any of the Company's officers or directors.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that reports required by Section 16(a) of the Exchange Act of its directors and officers were filed as required, except that Mr. Duffy did not timely report two exercises of Company stock options on two Form 4s; Mr. Hammond did not timely report one stock purchase and two exercises of Company stock options on two Form 4s; and Mr. Borkoski failed to report one exercise of a Company stock option on one Form 4. All late filings were fully reported on the Forms 5 filed for such individuals with respect to 2002.

Committees Of The Board

     The Board of Directors has established three standing committees to assist it in carrying out its responsibilities, namely the Audit Committee, the Compensation Committee and the Governance Committee. As of the Record Date the composition and other information regarding each committee was as follows:

Audit Committee:
Number of Members:            Two non-employee directors

Members:                      Mark N. Hammond (Chair) and Stephen A. Day

Number of Meetings in 2002:   Six

Functions:                    o  Recommends to the Board the independent  public
                                 accountants  to audit the books and  records of
                                 the Company
                              o  Examines  the  scope  and  extent  of the audit
                                 conducted by the independent public accountants
                                 and to advise the Board with respect thereto
                              o  Reviews the  recommendations of the independent
                                 public  accountants  with respect to accounting
                                 methods and  internal  controls,  and to advise
                                 the Board with respect thereto
                              o  Performs     such    other     functions    and
                                 responsibilities as may be assigned by the Board

Compensation Committee:
Number of Members:            Two
Members:                      Steven A. Day (Chair) and Mark N. Hammond
Number of Meetings in 2002:   Six
Functions:

                              o  Recommends to the Board compensation  policies,
                                 including  incentive   compensation,   for  the
                                 principal executives of TVI.

Governance Committee:
Number of Members:            Two non-employee directors
Members:                      Joseph J. Borkoski (Chair) and Richard V. Priddy
Number of Meetings in 2002:   Two
Functions:                    o  Recommends   to  the   Board   procedures   for
                                 promoting   effective   corporate    governance
                                 generally and effective Board deliberations and Committee work specifically
                              o  Recommends to the Board  potential  nominees to
                                 serve as Board members.

Report on the Audit Committee

     The role of the Audit Committee is to assist the Board of Directors in its oversight of TVI's financial reporting process. We operate pursuant to a charter that was adopted by the Board on March 27, 2003, a copy of which is attached hereto as Appendix A. Management of TVI is responsible for the preparation, presentation and integrity of TVI's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing TVI's financial statements in accordance with generally accepted auditing standards and expressing an opinion as to their conformity with generally accepted accounting principles. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

     In the performance of our oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee relies without independent verification on the information provided to it and on the representations made by management and the independent accountants. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to TVI is compatible with maintaining the auditor's independence and have discussed with the auditors the auditors' independence.

     Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in TVI's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

     This report is submitted on behalf of the Audit Committee.

Respectfully submitted,

Mark N. Hammond, Chair
Stephen A. Day

March 31, 2003


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS,  DIRECTORS  AND  EXECUTIVE
OFFICERS

     The following table sets forth, as of March 15, 2003, the number of shares of the Company's voting securities owned to the knowledge of the Company, by:
(i) each beneficial owner of more than 5% of such voting security, (ii) by each director and nominee for director; (iii) each of the officers of the Company named in the Summary Compensation Table; and (iv) by all officers and directors of the Company as a group. The percentages have been calculated by treating as outstanding for purposes of calculating the percentage ownership of a particular person, all shares of the Company's Common Stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person's options or warrants, if any, exercisable at such date or within 60 days thereafter.

Name and Address                            Amount of            Percentage of
of Beneficial Ownership               Beneficial Ownership     Voting Securities

Allen E. Bender
2411 Pimpernel Drive
Waldorf, MD  20603                        2,150,000(1)                7.6%

Joseph J. Borkoski
1083 Old County Road
Severna Park, MD 21146                      600,000(2)                2.1%

Stephen A. Day
11750 Tysons Boulevard
McLean, VA 22106                            150,000(3)                0.5%

Joseph J. Duffy
1077 Old County Road
Severna Park, MD 21146                      600,000(4)                2.1%

Mark N. Hammond
2522 Coxshire Lane Davidsonville MD
21035                                       830,000(5)                2.9%

Harley A. Hughes
5208 Bedlington Terrace
Alexandria, Virginia 22304                         -0-                0.0%

Richard V. Priddy
6507 Darnall Road
Baltimore, MD 21204                         225,000(6)                0.8%

Charles L. Sample
11615 Bonaventure Drive
Upper Marlboro, MD 20772                    819,000(7)                2.9%

Stuart Horowitz
c/o TVI Corporation
7100 Holladay Tyler Road
Suite 300
Glenn Dale, Maryland  20768                  50,000(8)                0.2%

All Directors and Executive
Officers as a group (8 persons)           3,274,000(9)               11.5%
----------------
(1)  Mr. Bender's employment with the Company terminated in February 2002.
(2) Includes options for 200,000 shares. Mr. Borkoski is an independent director of the Company.
(3) Includes options for 100,000 shares. Mr. Day is an independent director of the Company whose term expires at the Annual Meeting.
(4) Includes options for 250,000 shares. Mr. Duffy is an independent director of the Company.
(5) Includes options for 350,000 shares. Mr. Hammond is an independent director of the Company.
(6)  Includes options for 175,000 shares.
(7)  Includes options for 449,000 shares.
(8)  Mr. Horowitz's employment with the Company terminated in March, 2003.
(9)  Includes options for 1,574,000 shares.


Executive Compensation

         The following table sets forth the aggregate cash compensation paid for services rendered during each of the last three fiscal years to: (i) the Company's former Chief Executive Officer, (ii) its current Chief Executive
Officer and (iii) certain of its other executive officers. No other Company officer, director, or employee received total compensation in excess of $100,000 for any of such years.

                                  ----------------------------------------------------------------------------
                                                                                       Long-Term
                                                                                     Compensation
                                               Annual                  ---------------------------------------
                                           Compensation                       Awards                Payouts
---------------------------------------------------------------------------------------------------------------------------------
                                                                       Restricted   Securitie      Long-Term
                                                                          Stock    Underlying   Incentive Plan    Total Annual
  Name and Principal Position     Year  Salary  Bonus ($)  Other ($)   Rewards ($)  Options(#)     Layout($)     Compensation ($)
---------------------------------------------------------------------------------------------------------------------------------
Richard V. Priddy                 2002  93,558   50,000                  13,750      175,000                         157,308
  President and Chief
  Executive Officer

Allen E. Bender                   2002  18,682                                                                        18,682
  Former Chief Executive          2001  82,952              30,102                   125,000                         113,054
  Officer                         2000  66,000   14,000                              250,000                          80,000

Charles L. Sample                 2002  69,000  163,738                               50,000                         232,738
  Executive Vice President Sales  2001  69,000   15,589                               50,000                          84,589
                                  2000  57,000   20,762                              150,000                          77,762

Sturart Horowitz                  2002  64,961   43,000                               50,000                         107,961
  Vice President Operations



                              STOCK OPTIONS GRANTS
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2002

     The following table sets forth for each of the persons named in the Summary Compensation Table certain information with respect to the award of stock options to purchase Common Stock granted during 2002.

                                    Number of
                                    Securities
                                    Underlying      % Of Total Options
                                     Options            Granted to        Exercise or
                                     Granted           Employees in       Base Price     Expiration
          Name                         (#)              Fiscal Year         ($/Sh)          Date
===================================================================================================
Richard V. Priddy, CEO (1)           125,000               23%             $0.225        2/13/2007
                                      50,000                9%             $0.275        6/5/2007
Allen Bender, Former CEO                -0-                 -                 -              -
Charles L. Sample, EVP Sales          50,000(2)             9%             $0.415        8/15/2005
Stuart Horowitz, VP Operations        50,000(3)             9%             $0.21         3/04/2007

--------


(1) Represents 125,000 options awarded for service as CEO and 50,000 options awarded for service as a director.
(2) Represents options awarded for service as Executive Vice President of Sales.
(3) Represents options awarded for service as Vice President of Operations.  Mr.
Horowitz's employment with the Company terminated in March, 2003.


      AGGREGATED OPTION EXERCISES AND FY-END OPTION VALUES TABLE FOR FISCAL
                          YEAR ENDED DECEMBER 31, 2002

     The following table sets forth for each of the persons named in the Summary
Compensation  Table the number of shares  acquired and the value realized as the result of stock option exercises during 2002.
                                                                    Number of
                                                                    Securities
                                                                   Unexercised
                                                                   Underlying            Value of
                                                                   Unexercised         In-the-Money
                                                                   Options at           Options at
                                                                  FY-End (#)(1)        FY-End($)(2)
                                    Shares
                                  Acquired on        Value         Exercisable/         Exercisable/
              Name               Exercise (#)     Realized ($)     Unexercisable        Unexercisable
=======================================================================================================
Richard V. Priddy, CEO                -0-             -0-            175,000/0           $172,750/$0
Charles L. Sample, EVP Sales        350,000         $19,500       399,002/49,998      $444,639/$45,456
Stuart Horowitz, VP Operations        -0-             -0-            50,000/0            $51,000/$0
Allen Bender, CEO                   150,000         $11,250          250,000/0           $280,125/$0

------------
(1) The total number of unexercised options held as of December 31, 2002, separated between those options that were exercisable and those options that were not exercisable on that date.
(2) For all unexercised options held as of December 31, 2002, the aggregate dollar value of the excess of the market value of TVI's Common Stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable, and those options that were not yet exercisable, on December 31, 2002. As required, the price used to calculate these figures was the closing sale price of the Common Stock on the OTC Bulletin Board as of December 31, 2002 of $1.23.

     No stock appreciation rights (SARs) have been awarded under the Company's 1998 Incentive Stock Option Plan (the "Plan").


Equity Compensation Plan Information

     The following table sets forth information as of March 15, 2003 with respect to the compensation plans under which equity securities of the Company are authorized for issuance.

---------------------- ---------------------- ---------------------- -----------------------
Plan category           Number of securities   Weighted-average       Number of securities
                        to be issued upon      exercise price of      remaining available
                        exercise of            outstanding options,   for future issuance
                        outstanding options,   warrants and rights    under equity
                        warrants and rights                           compensation plans
                                                                      (excluding securities
                                                                      reflected incolumn
                                                                      (a))

                                 (a)                      (b)                 (c)
---------------------- ---------------------- ---------------------- -----------------------
Equity compensation
plans approved by
security holders (1)          2,584,000                 $0.171               707,667

---------------------- ---------------------- ---------------------- -----------------------
Equity compensation
plans not approved by
security holders (2)             N/A                      N/A                   N/A

---------------------- ---------------------- ---------------------- -----------------------

(1) Equity compensation plans approved by security holders include (i) the TVI 1995 Non-Qualified Stock Plan (the "1995 Plan") and (ii) the TVI Amended and Restated 1998 Incentive Stock Option Plan (the "1998 Plan"). Of the number of total shares granted under both plans, 5,292,333 shares have been awarded under the 1998 Plan.

(2) All of our equity compensation plans have been approved by our stockholders.

Arrangements for Change in Control

     There are no existing arrangements which would result in a change in control of the Company.

Employment Agreements

     The Company has entered into an employment agreement with its President and CEO, Richard V. Priddy, which provides for certain benefits upon termination of his employment following a "change in control" in certain instances. Specifically, in the event of termination by TVI either without "cause" or by Mr. Priddy for "good reason" within one (1) year of a change in control, TVI will continue to provide Mr. Priddy with both his base salary and standard benefits through the greater of the balance of the contract term or one year. Additionally, in such an event, Mr. Priddy shall be entitled to receive a pro rated portion of the annual bonus to which he otherwise would have been entitled for the year during which such termination occurs.

Directors' Compensation

     The Company's Board of Directors met ten (10) times in 2002. Each of the directors attended 75% or more of the aggregate number of regularly scheduled and special Board and committee meetings held during the year.

     Directors received a maximum of $750 for each Board meeting attended. No additional fees are paid for attendance at Company meetings.

     Under the 1998 Incentive Stock Plan, directors annually receive non-qualified, fully-vested options to purchase 50,000 shares of Common Stock of the Company. The exercise price of all such options is determined by the fair market value of the Company's Common Stock on the date of grant. For fiscal year 2002, each director was granted 50,000 options to purchase Common Stock shares at a price of $0.275 per share.

     In addition, directors annually receive restrictive stock awards for 50,000 shares of Common Stock of the Company. The fair market value of all such awards is determined by the fair market value of the Company's Common Stock on the date of grant. For fiscal year 2002, each director was granted 50,000 Common Stock shares at a fair market value of $0.275 per share.

PROPOSAL TWO: RATIFICATION OF ARONSON & COMPANY LLP AS INDEPENDENT ACCOUNTANTS FOR 2003

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Aronson & Company LLP to serve as the Company's independent accountants for its year ending December 31, 2003. The Board of Directors is seeking ratification of this appointment. A representative from Aronson & Company will be available at the Annual Meeting to answer your questions and make a statement if he or she desires.

      Below is a breakdown of fees paid to Aronson & Company in 2002:

                         Financial Information Systems                    All
       Audit Fees        Design and Implementation Fees               Other Fees
       ---------         ------------------------------               ----------
        $10,052                       n/a                               $8,000


Relationship with Prior Independent Auditors

     Upon the recommendation of the Audit Committee, on August 14, 2002, the Board decided to name Aronson & Company as its new independent public accountant, succeeding Gilliland & Associates. Gilliland & Associates' reports on the Company's financial statements for the past two fiscal years ending December 31, 2001 and December 31,2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits for the two most recent fiscal years ending December 31, 2001 and December 31, 2000, and the subsequent period through the date of cessation of the relationship with Gilliland & Associates, there have been no disagreements with Gilliland & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Gilliland & Associates, would have caused Gilliland & Associates to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

     Gilliland & Associates was provided with a copy of the language appearing above under this caption "Relationship with Prior Independent Auditors" and replied in writing that it agreed with the above statements insofar as they relate to Gilliland & Associates, P.C.

         Below is a breakdown of fees paid to Gilliland & Associates during 2002:

                         Financial Information Systems                    All
       Audit Fees        Design and Implementation Fees               Other Fees
       ---------         ------------------------------               ----------
        $72,000                       n/a                               $14,815

     This Proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such Proposal. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

PROPOSAL THREE:  AMEND THE TVI 1998 INCENTIVE STOCK OPTION PLAN

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


     On February 12, 2003, our Board of Directors adopted, subject to stockholder approval, amendments to the Company's 1998 Incentive Stock Option Plan (the "Plan") that would increase the number of shares of Common Stock reserved for issuance thereunder from 6,000,000 to 10,000,000. Certain material features of the Plan are discussed below, however, the description is subject to, and qualified by the full text of the Plan, attached as Appendix B, which includes the proposed amendment highlighted in bold. The closing price for our Common Stock on March 31, 2003, as reported on the OTC Bulletin Board, was $1.55 per share.

     We are asking you to approve the amendment to our Plan as the Board believes the Plan promotes the Company's success and enhances our value, as it ties the personal financial interests of the participants under the Plan ("Participants") to those of stockholders and provides the Participants with an incentive for outstanding performance. Specifically, we primarily use the Plan to recruit, reward, retain and incentivize employees and directors. As of the Record Date, awards with respect to 5,292,333 shares have already been granted, leaving only 707,667 shares of Common Stock currently available for future issuance thereunder. Since the Company operates in a very competitive environment with respect to the hiring and retaining of qualified employees, we believe this amendment to be in the best interests of the Company and its stockholders.

     The following is a summary of our Plan as it will be if the stockholders approve the amendment.

Summary of the Plan

     Plan Administration. The Board of Directors administers the Plan, and has the authority over it, including the power to determine a Participant's eligibility, the types of awards to be granted, the timing of the awards and the exercise price of awards, although the Compensation Committee of our Board may administer the Plan pursuant to delegated authority.

     Participants. The administrator may grant options and other awards to our employees, directors and service providers.

     Awards. The administrator may grant awards under the Plan in the form of incentive stock options, nonqualified stock options or direct stock awards in the form of either stock bonus grants and/or restricted stock purchase grants for Company Common Stock (collectively, "Awards").

     Shares Available Under the Plan. The administrator may grant Awards under the Plan with respect to up to 10,000,000 shares of Common Stock. Of this amount, as of April 1, 2003, Awards with respect to 5,292,333 shares have already been granted. In addition, no employee may receive an option in any taxable year in excess of 1,300,000 shares. If any option under the Plan expires or terminates before the optionee has fully exercised it, the shares subject to that option will be available for future grants under the Plan.

     The shares of Common Stock to be issued under the Plan will come from either authorized but unissued shares or from previously issued shares that we reacquire, including shares we purchase on the open market. Shares under the Plan will be adjusted for stock dividends, stock splits, reclassifications and other changes that affect our Common Stock. Because the Plan provides for discretionary grants of options and Common Stock, we cannot predict the specific amounts particular persons will receive.

     Individual Grant Limits. Under the Plan, the administrator may not grant options or direct stock Awards, in any combination, for more than 1,300,000 shares to any individual in any calendar year.

     Incentive Stock Option Limits. Three special limits apply to incentive stock options under the Plan. The first limitation is that treatment of incentive stock options is limited based on when the options first become exercisable; only the first $100,000 of shares of Common Stock (valued as of the date of grant) that become exercisable under an individual's incentive stock options in a given year will be eligible to receive incentive stock option tax treatment. The second limitation is that the exercise price must at least equal 100% of the fair market value of the shares on the date of grant of the option. The third limitation is that the exercise price for stockholders holding more than 10% of our outstanding Common Stock must at least equal 110% of the fair market value of our Common Stock.

     Exercise Price. The exercise price for all options is based on the market price when granted. The administrator must grant nonqualified stock options with an exercise price at least equal to 85% of the fair market value on the date of grant. We do not receive separate consideration for the granting of Awards, other than the services the Participants provide.

     Option Exercise and Transfer Restrictions. An optionee can normally only exercise an option while employed by us, unless his or her employment or option agreement provides otherwise. If an optionee becomes disabled or dies, he or his estate will have up to 12 months to exercise the options. An optionee generally cannot transfer his options other than to someone upon death.

     Option Expiration. Options will terminate no later than 10 years after their date of grant. However, options intended to be incentive stock options under the Plan will expire no later than five years after the date of grant if the optionee owns (or is treated as owning) more than 10% of the outstanding shares of Common Stock when the option is granted. The administrator may not grant options under the Plan after May 7, 2008.

     Termination of Service. The administrator has discretion to fix the period in which options granted to employees may be exercised after termination of employment. Exercisable options granted to Eligible Directors remain exercisable for the remaining term of the option unless the administrator specifies otherwise.

     Substantial Corporate Changes. Individual Awards under the Plan may provide that if we experience a "change in control" (examples of which include total liquidation, sale of all of our shares, a merger in which we do not survive or sale of all or substantially all of our assets), the subject options may automatically vest, in whole or in part.

     Stockholder Approval. In general, stockholder approval will only be required for changes to the number of incentive stock options that may be granted, to the extent necessary to preserve their tax treatment or to the individual grant limit.

     Amendments and Termination. The administrator may at any time suspend, terminate, modify or amend the Plan. No suspension, termination, modification or amendment of the Plan may adversely affect any option previously granted, unless the Participant consents.

Tax Consequences
----------------

     The following "Tax Consequences" section summarizes the general principles of current federal income tax law applicable to the purchase of shares of Common Stock under the Plan under the Internal Revenue Code of 1986, as amended (the "Code").

     Incentive Stock Options. An optionee will not be taxed when he receives an incentive stock option and will not be taxed when he exercises the incentive stock option, unless he is subject to the alternative minimum tax ("AMT"). Specifically, the difference between the exercise price and the fair market value of the stock at the time of exercise is an item of tax preference at the time of exercise in determining liability for the AMT, assuming that the Common Stock is either transferable or is not subject to a substantial risk of forfeiture under ss.83 of the Code. If at the time of exercise, the Common Stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the Common Stock (determined at the time the stock becomes either transferable or not subject to a substantial risk of forfeiture) will be a tax preference item in the year in which the stock becomes either transferable or not subject to a substantial risk of forfeiture.

     If he holds the shares of Common Stock purchased upon exercise of the incentive stock option (the "ISO Shares") for more than one year after the date he exercised the option and for more than two years after the option grant date, he generally will realize long-term capital gain or loss (rather than ordinary income or loss) when he sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee sells the ISO Shares in a "disqualifying disposition" (that is, within one year from the date he exercised the incentive stock option or within two years from the date of the incentive stock option grant), he generally will recognize ordinary compensation income equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the price he paid or (ii) the excess of the amount he realized on the sale over the adjusted tax basis of the shares. For a gift or another disqualifying disposition where a loss, if sustained, would not usually be recognized, he will recognize ordinary income equal to the fair market value of the shares on the date of exercise minus the price he paid. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending, under current law, on whether he held the shares for more than 12 months.

     We are not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except in the event of a disqualifying disposition. In such case, we are entitled to a deduction equal to the amount of ordinary income realized by the optionee.

     Nonqualified Stock Options. A Non-Qualified Stock Option ("NQSO") is any stock option other than an Incentive Stock Option. These options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

     The optionee realizes no taxable income upon the grant of an NQSO, nor are we entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price, and we are entitled to a corresponding tax deduction.

     Upon subsequent sale or other disposition of Common Stock acquired through exercise of an NQSO, the optionee realizes a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee has no tax consequence to us.

     Stock Grants. Additionally, Awards of stock can be made under the Plan in the form of either stock bonus grants and/or restricted stock purchase grants for Company Common Stock (collectively, "Stock Grants").

     Upon the receipt of a Stock Grant not subject to vesting, repurchase or other restrictions, the recipient realizes ordinary income in an amount equal to the fair market value of the Common Stock on the grant date and we are entitled to a corresponding tax deduction. Upon subsequent sale or other disposition of Common Stock acquired through a direct stock award, the recipient realizes a short-term or long-term capital gain or loss to the extent of any appreciation or depreciation. Such sales have no tax consequence to us.

     At the time of grant, Stock Grants may, in the exercise of the Administrator's discretion, be subject to vesting, repurchase or other restrictions. Subject to the making of and election under Code ss.83(b) discussed below, in the year that any restrictions constituting a substantial risk of forfeiture (e.g., a vesting or other requirement that substantial services be performed in the future) on Common Stock that a Participant receives with respect to the Stock Grant lapse or such Common Stock first becomes transferable by the Participant (within the meaning of ss.83 of the Code), the Participant will realize compensation taxable as ordinary income equal to the fair market value of such Common Stock on the first to occur of the date such restrictions lapsed or the date the Common Stock first becomes transferable, less any amount the Participant paid for such Common Stock. In addition, if the Participant receives any dividends with respect to such Common Stock prior to the first to occur of the date the restrictions on the Common Stock lapse or the date the Common Stock first becomes transferable, the Participant will realize compensation taxable as ordinary income equal to the amount of the dividends received. The Participant's basis in such Common Stock will be its fair market value on the first to occur of the date the restrictions lapse or the date the Common Stock first became transferable, and, when he disposes of the Common Stock, he will recognize capital gain or loss, either long-term or short-term, depending on the holding period of such Common Stock. The Participant's holding period for such Common Stock will begin on the first to occur of the date the restrictions on the Common Stock lapse or the date the Common Stock first becomes transferable.

     The following rules also apply with respect to Common Stock received as a result of Stock Grants. If the Participant is required to forfeit the Common Stock before the restrictions lapse and before the Common Stock becomes transferable, the Participant will realize ordinary gain or loss equal to the difference between the amount paid for the Common Stock, if any, and the amount received as a result of the forfeiture. If the Participant transfers the Common Stock in an arms-length transaction before the restrictions lapse and before the Common Stock becomes transferable, the Participant will realize compensation taxable as ordinary income equal to the difference between the amount realized on the transfer and the amount the Participant paid for the Common Stock. On the other hand, if the Participant transfers the Common Stock in a non arms-length transaction (e.g., a gift or below market sale to a family member) before the restrictions lapse and before the Common Stock becomes transferable, the Participant will realize compensation taxable as ordinary income equal to the amount realized on the transfer, but not more than the difference between the fair market value of the Common Stock on the date of the transfer and the amount the Participant paid for the Common Stock. In addition, in the event of a non arms-length transfer, the Participant will realize compensation taxable as ordinary income on the date the restrictions lapse equal to the difference between the fair market value of the Common Stock on that date and the sum of the amount the Participant paid for the Common Stock and the amount the Participant included in income as a result of the transfer.

     A Participant may, however, elect under Code ss.83(b) to realize the ordinary income element of Stock Grants in the year the Common Stock is transferred to the Participant. The election is made by filing a written statement with the IRS within thirty (30) days after such transfer and attaching the same statement to the Participant's tax return for year the transfer occurred. In general, once made, the election is irrevocable. In the event the election is made, the Participant will realize ordinary income equal to the fair market value of the Common Stock on the date of the transfer, less any amount the Participant paid for the Common Stock. The Participant's basis in such Common Stock will be their fair market value as of the transfer date, and, when the Participant disposes of the Common Stock, the Participant will recognize capital gain or loss, either long-term or short-term, depending on the holding period of such Common Stock. The Participant's holding period for such Common Stock will begin on the date the Common Stock is transferred to the Participant. If the Participant is later required to forfeit the Common Stock, the Participant is allowed a loss deduction with respect to the amount paid for the Common Stock that is not recovered from the Company. The Participant is not, however, entitled to any deduction for the amount reported by the Participant as ordinary income as a result of the election.

     For any Participant who could be subject to liability under Section 16(b) of the Exchange Act by reason of a purchase and sale of the Company's stock, recognition of ordinary income with respect to a NQSO or a Stock Grant will be deferred until such time as he is no longer subject to liability under Section 16(b) for a sale at a profit of the Common Stock acquired with respect to the NQSO or Stock Grant. Such Participant may elect pursuant to Code ss.83(b), however, to recognize income at the time of exercise of a NQSO or the Stock Grant. If an election is not made under Code ss.83(b), the Participant may defer recognition of income under the foregoing rule for no more than six months from the date income would normally be recognized.

     Subject to Code ss.162(m) discussed immediately below, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the Participant with respect to a Stock Grant at the time the Participant recognizes income. The Company will withhold applicable federal and state income and employment taxes due on this compensation from amounts otherwise payable to the Participant.

     Potential Limitation on Our Deductions. Code ss.162(m) denies a deduction to any publicly held corporation for compensation it pays to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. The possibility exists that compensation attributable to awards under the Plan, when combined with all other types of compensation a covered employee receives for the year from us, may cause this limitation to be exceeded in any particular year.

     The tax rules disregard some kinds of compensation, including qualified "performance-based compensation" for purposes of the deduction limitation. Compensation attributable to options will qualify as performance-based compensation, provided that: (i) the Plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period;
(ii) the stockholders approve that per-employee limitation; (iii) the option is granted by a compensation committee with voting members comprised solely of "outside directors"; and (iv) either the exercise price of the option is at least equal to the fair market value of the shares on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain. We expect our options to qualify as performance-based compensation.

            *                         *                         *

     The above "Tax Consequences" section summarizes the general principles of current federal income tax law applicable to the purchase of shares of Common Stock under the Plan. While we believe that the description accurately summarizes existing provisions of the Code, and its legislative history and regulations, and the applicable administrative and judicial interpretations, these statements are only summaries, and the rules in question are quite detailed and complicated. Moreover, legislative, administrative, regulatory or judicial changes or interpretations may occur that would modify such statements. Individual financial situations may vary, and state and local tax consequences may be significant. Therefore, no one should act based on this description without consulting his own tax advisors concerning the tax consequences of purchasing shares under the Plan and the disposing of those shares. In addition, different rules may apply if the Participant is subject to foreign tax laws or pays the exercise price using shares he already owns.

New Plan Benefits

     The administrator makes grants under the Plan at its discretion. Consequently, we cannot fully determine at this time the amount or dollar value of benefits to be provided under the Plan, other than to note that the administrator has not granted options contingent on approval of the increase in shares under the Plan.

     The following table sets forth grants of options and share awards made under the current Plan during 2002 to: (i) each of the named executive officers;
(ii) all current executive officers, as a group; (iii) all current directors and director nominees who are not executive officers, as a group; and (iv) all employees, including all current officers who are not executive officers, as a group.

Name and Position                       Dollar Value (1)        Number of Shares
-----------------                       ----------------        ----------------

Joseph J. Borkoski                          $13,750                  100,000
Stephen A. Day (2)                          $13,750                  100,000
Joseph J. Duffy                             $13,750                  100,000
Mark N. Hammond                             $13,750                  150,000
Harley A. Hughes                              -0-                        -0-
Richard V. Priddy                           $13,750                  225,000
Allen Bender                                  -0-                        -0-
Charles L. Sample                             -0-                     50,000
Stuart Horowitz (3)                           -0-                     50,000
Executive Officer Group (5 persons)         $13,750                  345,000
Non-Executive Director/Nominee Group
(4 persons)                                 $55,000                  450,000
Employee Group (12 persons)                 $13,750                  549,000
------------

(1) For each reported person based upon the difference between the actual per share market value as of the exercise/grant date and the average per share exercise price, as applicable.
(2) Mr. Day's term as a Company director expires at the Annual Meeting.
(3) Mr. Horowitz's employment with the Company terminated in March, 2003.


Securities Act Registration

     We intend to register all shares of Common Stock under the Plan available for issuance on a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission.

     This Proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such Proposal. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

PROPOSAL FOUR: PROPOSAL TO AMEND TVI'S ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


     At the Annual Meeting, stockholders will also be asked to consider and approve a proposal to amend the Company's Articles of Incorporation to increase the total number of total number of shares of authorized shares of Company Common Stock from 45,000,000 to 98,800,000. Such amendment was unanimously approved by the Board of Directors of the Company.

Discussion of the Proposed Amendment

     The Company's current Articles of Incorporation authorize a total of 46,200,000 shares of capital stock, consisting of 45,000,000 shares of Common Stock, $0.01 par value, and 1,200,000 shares of preferred stock, par value $1.00 per share.

     The proposed amendment to the Articles of Incorporation would increase the number of shares of authorized Common Stock by 53,800,000 to 98,800,000 shares. The amendment would not increase the authorized number of shares of preferred stock. Consistent with Maryland law, the proposed amendment would also permit the Board of Directors to classify and reclassify any unissued shares of preferred stock by authorizing the issuance of the preferred stock from time to time in one or more series with such distinctive designations as may be established by the Board of Directors without obtaining prior stockholder approval.

     If the amendment is approved, Article IV of the Articles of Incorporation would be amended to read in its entirety as follows:

          FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is one hundred million (100,000,000). The shares are classified as ninety-eight million eight hundred thousand (98,800,000) shares of Common Stock, par value one cent ($0.01) per share, and one million two hundred thousand (1,200,000) shares of Preferred Stock, par value one dollar ($1.00) per share, having an aggregate par value of Two Million One Hundred Eighty-Eight Thousand Dollars ($2,188,000). The Board of Directors shall have the authority to classify and reclassify any unissued shares of Preferred Stock by authorizing the issuance of the Preferred Stock from time to time in one or more series with such distinctive designations as may be established by the Board of Directors, and any such series: (i) may have such voting powers, full or limited, or may be without voting powers; (ii) may be subject to redemption at such time or times and at such prices; (iii) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (iv) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (v) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such other adjustments; and (vi) shall have such other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights, as shall hereafter be authorized by the Board of Directors in accordance with the Maryland General Corporation Law.

     As of the Record Date, the Company had [26,999,336] shares of Common Stock outstanding and 6,000,000 shares of Common Stock reserved for issuance to directors, officers and employees under the Company's Incentive Stock Option Plan, of which a total of 5,292,333 had been awarded.

     Although TVI has no present plans or commitments to issue the proposed additional authorized shares of Common Stock, the additional shares would be available for issuance without further action by the Company's stockholders except as required by law or regulation. The Board of Directors believes that the authorization of the additional shares is desirable so that there will be sufficient shares available for issuance for purposes that the Board of Directors may hereafter determine to be in the best interests of TVI and its stockholders. These purposes could include additional offers of shares for cash, acquisitions of complementary businesses, strategic alliance or other partnering transactions, the declaration of stock splits, stock dividends, the possible adoption of a shareholders' rights plan, and other general corporate purposes. In many situations, prompt action may be required which would not permit TVI to seek stockholder approval to authorize additional shares for a specific transaction on a timely basis. The Board of Directors believes it should have the flexibility to act promptly in the best interests of TVI and its stockholders. The terms of any future issuance of Common Stock will be dependent largely on market and financial conditions and other factors existing at the time of issuance.

     The proposed increase in the authorized shares of Common Stock is designed to provide flexibility to the Board of Directors. However, these additional shares, if issued, could be used to create impediments to, or otherwise discourage persons attempting to gain control of TVI, and may be deemed to have an anti-takeover effect, since unissued and unreserved shares of capital stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. The Board of Directors does not intend to issue any additional shares of capital stock except on terms which it deems in the best interests of the Company and its stockholders.

     If the stockholders approve the Proposal to increase the number of authorized shares of Common Stock, the additional authorized shares will be part of the existing class of Common Stock and will increase the number of shares of Common Stock available for issuance by the Company, but will have no effect upon the terms of the Common Stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of Common Stock will have the same rights and privileges as the shares of Common Stock currently outstanding.

     If the Proposal is approved by the stockholders, the proposed amendment will become effective upon the filing of articles of amendment with the Maryland State Department of Assessments and Taxation ("SDAT") after the Annual Meeting.

     Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Stockholders who desire to maintain their interest may be able to do so through normal market purchases, however.

     This Proposal will not be adopted unless it receives the affirmative votes of at least two-thirds of the outstanding stock entitled to vote. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

PROPOSAL FIVE: PROPOSAL TO AMEND AND RESTATE TVI'S ARTICLES OF INCORPORATION

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


     At the Annual Meeting, stockholders will also be asked to consider and approve a proposal to amend and restate our Articles of Incorporation in order both to revise the liability provisions governing our directors and officers and additionally to generally update our Articles of Incorporation to reflect current Maryland law and accepted corporate practice.

     We are governed by our Articles of Restatement, dated December 10, 2002 (the "Old Charter"). Although our Old Charter contains the cumulative effect of a number of amendments since our 1977 incorporation as a Maryland corporation, these amendments were limited to changing the name or address of the Company or increasing its authorized capital. Consequently, no amendment was sought to update our charter generally. Consequently, the Board of Directors is now proposing to amend and restate the Old Charter to: (i) include a provision limiting the liability of our directors and officers under certain circumstances; (ii) include a provision concerning the indemnification of our directors, officers, employees and agents; and (iii) include other provisions typically included in the charter of Maryland corporations.

     These proposed provisions are described in more detail in the summary of the Articles of Amendment and Restatement (the "New Charter") contained below. The Board of Directors has unanimously approved the New Charter in the form attached as Appendix C. The following description, which summarizes some of the most significant changes in the New Charter, is qualified in its entirety by reference to the form of New Charter attached as Appendix C.

Discussion of the Proposed Amendments

     Limitation of Liability of Directors and Officers. Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on decision making by persons who serve as directors and officers. The proposed amendment to the Old Charter would provide that to the fullest extent permitted by Maryland law, but subject to the provisions of the Maryland General Corporation Law, no director or officer of the Company shall have any liability to the Company or its stockholders for money damages.

     If the proposed amendment is approved by stockholders, the Company's directors and officers would continue to have personal liability for damages in suits brought by or on behalf of the Company in circumstances in which the Maryland General Corporation Law does not permit their personal liability to be limited to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of the Company against them would be limited to equitable remedies such as injunction. To the extent that certain claims against directors and officers involving a breach of duty are so limited, the proposed amendment may result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against directors and officers for breach of their duty of care. Under the new provisions, in certain circumstances, the Company and its stockholders may lose the right to recover monetary damages from directors and officers who might otherwise have been found liable. The proposed amendment would apply only to claims against a director or officer arising out of his role as a director or officer, not to his responsibilities under other laws. It will not limit possible liability to third parties under tort or contract law.

     In addition, although the Company has not experienced difficulty in attracting and retaining highly qualified directors and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such directors and officers in the future. The Board or Directors believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of the Company with the reduced threat of personal liability, the proposed amendment is in the best interest of the Company and its stockholders. Although the current directors of the Company may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amendment is in the best interest of the Company and its stockholders.

     The Old Charter does not contain any provisions regarding the limitation of liability of TVI's directors and officers.

     Indemnification of Directors and Officers. Maryland General Corporation Law additionally permits a corporation to indemnify or advance expenses to its directors, officers, employees and agents. Under the New Charter, we would be required to indemnify each director and officer (and would be permitted to indemnify each employee and agent) to the fullest extent permitted by Maryland law, as amended from time to time, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was a director or officer (or our employee or agent if so indemnified) or is or was serving at our request as a director, officer, partner, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, other enterprise or employee benefit plan, from all claims and liabilities to which such person may become subject by reason of service in such capacity and to pay or reimburse reasonable expenses, as such expenses are incurred, of each director, officer, employee or agent in connection with any such proceedings. The Board of Directors believes that the indemnification provision will enhance our ability to attract and retain superior directors, officers, employees and agents, and the indemnification provisions are being included in the New Charter to clarify and further define the indemnification of our directors, officers, employees and agents under Maryland law.

     The Old Charter does not contain any provisions regarding the indemnification of TVI's directors and officers. However, such indemnification provisions are currently included in the By-Laws. The By-Laws currently provide that TVI shall indemnify each director, officer, employee and agent of TVI or its subsidiaries to the fullest extent permitted by Maryland law.

     Other Changes/Updating. Additionally, the New Charter seeks to effect a general updating our Articles of Incorporation to remove obsolete language and reflect current Maryland law and accepted corporate practice. These changes principally include:

     o Restating our corporate purpose clause by removing obsolete language regarding Company activities no longer conducted

     o Clarifying that the Company's business and affairs shall be managed by its Board of Directors generally and that the Board may exercise all of the rights, powers, and privileges of the Corporation, except those that are by law or otherwise conferred upon or reserved to the Stockholders

     If this Proposal 5 is approved by the stockholders and Proposal 4 above (increasing the Company's authorized capital stock) is not approved by the stockholders, the New Charter will become effective upon the filing of articles of amendment and restatement with SDAT in the form attached hereto as Appendix C after the Annual Meeting. In the event this Proposal 5 and Proposal 4 above (increasing the Company's authorized capital stock) are both approved by the stockholders, the articles of amendment and restatement to be filed with SDAT in the form attached hereto as Appendix C will also include therein the language in Article FOURTH set forth in Proposal 4 above.

     This Proposal will not be adopted unless it receives the affirmative votes of at least two-thirds of the outstanding stock entitled to vote. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

OTHER BUSINESS

     Company management does not know of any other matters that will come before the 2003 Annual Meeting. If any other matters are properly brought before the Annual Meeting, or if any of the persons named as nominees for election as directors should decline or be unable to serve as a director, the persons named as Proxies are authorized to vote the shares as they see fit and will act according to their best judgment. Except as the Board of Directors may otherwise permit, no business shall be conducted at the Annual Meeting except as described above. If the chairman of the Annual Meeting determines that any business was not properly brought before the Annual Meeting, the chairman will announce this at the Annual Meeting and the business will not be conducted. If any other business does properly come before the Annual Meeting the proxy holders will vote on such matters according to their discretion.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Any proposal subject to Rule 14a-8 which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, currently expected to be held during May 2004, must be received at the office of the Company at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769 no later than January 1, 2004. In order for a Stockholder proposal submitted outside Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than February 1, 2004.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. Additional copies of this report may be obtained by written request to the Secretary at the address indicated below.

REFERENCE DOCUMENTS

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, TVI CORPORATION, 7100 HOLLADAY TYLER ROAD, GLENN DALE, MARYLAND 20769. THE FORM 10-KSB IS NOT PART OF THIS PROXY STATEMENT OR THE PROXY SOLICITATION MATERIALS.

                                                                      APPENDIX A

                     TVI CORPORATION AUDIT COMMITTEE CHARTER

Purpose

     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which Management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, Management, internal audit and the independent accountants.

Organization

     o The Audit Committee shall be appointed annually by the Board of Directors.
     o    The Audit Committee shall consist of at least two (2) members.
     o Only independent directors may be members of the Audit Committee. An independent director is a director who meets the independence and experience requirements of the NASDAQ Stock Market, Inc.
     o At least one (1) member of the Committee shall have a background in financial reporting, accounting or auditing (however, the lack of any such member shall not invalidate or otherwise affect the actions taken by the Committee) such that he or she qualifies as a "financial expert" for purposes of Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sar-Box Act").
     o The Board shall appoint one (1) of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee to provide the Committee with a written agenda.

General

     In meeting its responsibilities, the Committee shall:

     o Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of Management and relevant information. The Committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation.
     o    Meet  four (4)  times  per year or more  frequently  as  circumstances require.
     o Report Committee actions to the Board of Directors with recommendations, as the Committee may deem appropriate.
     o    Review annually and update the Committee's formal charter.
     o Meet at least annually with the independent accountants, the internal auditors and Management in separate sessions to discuss any matters that the Committee believes should be discussed privately with the Audit Committee.

     o Provide for inclusion in the Company's proxy statement or other SEC filings of any report from the Audit Committee required by applicable laws and regulations and stating among other things whether the Audit Committee has:
          o Reviewed and discussed the audited financial statements with management.
          o Discussed with the independent auditors the matters required to be discussed by SAS 61.
          o Received disclosures from the auditors regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence
          o Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB.

Internal Controls and Risk Assessment

     o Review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps Management has taken to monitor and control such risks to the Company.
     o Consider and review with Management, the internal audit function and the independent accountants:
          o The effectiveness of or weaknesses in the Company's internal controls including the status and adequacy of information systems and security.
          o Any related significant findings and recommendations of the independent accountants and the internal auditors together with Management's responses including the timetable for implementation of recommendations to correct weaknesses in the internal controls.
     o Receive periodic information from the independent accountants regarding the independence of the independent accountants, discuss such information with the independent accountant, and, if so determined by the Audit Committee, recommend that the Board take appropriate actions to satisfy itself of the independent accountants' independence.
     o Instruct the independent accountants to communicate directly to the Audit Committee any serious difficulties or disputes with Management. The independent accountants are ultimately responsible to the Board of Directors and Audit Committee of the Company.

Internal Audit

     o Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.
     o    Evaluate the audit scope and role of internal audit.
     o    Consider and review with Management:
          o Significant findings and Management's response including the timetable for implementation to correct weaknesses.
          o Any difficulties encountered in the course of their audit such as restrictions on the scope of their work or access to information.
          o    Any changes  required in the planned scope of their audit plan.
          o    The internal audit budget.

Compliance with Laws and Regulations

     o Ascertain whether the Company has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.
     o Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements.
     o Discuss with Management, the internal auditors and the Company's independent public accountants the status and adequacy of Management information systems including the significant risks and major controls over such risks.

Financial Reporting

     o Review with Management and the independent accountants the Company's quarterly financial statements prior to the filing of its Form 10-QSB.
     o Advise management based upon its review and discussion whether anything has come to the Audit Committee's attention that causes it to believe that the audited financial statements included in the Company's Form 10-KSB contain an untrue statement of material fact or omit to state a necessary material fact.
     o Review with Management and the independent accountants at the completion of the annual examination:
          o    The Company's annual financial statements and related footnotes.
          o The independent accountants' audit of the financial statements and their report.
          o Any significant changes required in the independent accountant's audit plan.
          o Any difficulties or disputes with Management encountered during the audit.
          o    The Company's accounting principles.
          o Other matters related to conduct, which should be communicated to the Committee under generally accepted auditing standards.

External Auditor

     o Recommend to the Board of Directors the independent accountants to be nominated, approve compensation of the independent accountants and review and approve the discharge of the independent accountants.
     o Review the scope and approach of the annual audit with the independent accountants.
     o Assess the external auditor's process for identifying and responding to key audit and internal control risks.

Compliance with Codes of Ethical Conduct

     o Review and monitor, as appropriate with the independent accountants the administration of and compliance with, any Company's code of conduct and the Foreign Corrupt Practices Act.

While the Audit Committee has the responsibilities and the powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assume compliance with laws and regulations and any Company's code of conduct.

                                                                      APPENDIX B
                                 TVI CORPORATION

              AMENDED AND RESTATED 1998 INCENTIVE STOCK OPTION PLAN

Section 1.        Purpose of the Plan.


     This stock option plan (the "Plan") is intended to provide incentives:

     (a) to the officers and other employees of TVI Corporation (the "Company"), or any present or future parent or subsidiary of the Company ("Affiliate") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs");

     (b) to officers, employees, directors, and consultants of the Company and any present or future subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options," collectively with ISO or ISOs, "Options"); and

     (c) to officers, employees, directors, and consultants of the Company and any present or future Affiliates by providing them with either stock bonus grants and/or restricted stock purchase grants for Company Common Stock (collectively, "Stock Grants").

     (d) As used herein, the term "Award" means any Option or Stock Grant hereunder. The terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

Section 2.        Common Stock Subject to the Plan.

     (a) The total number of shares of the authorized but unissued shares of the common stock, $.01 par value, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed ten million (10,000,000) shares, subject to adjustment as provided in Section 13 hereof.

     (b) If an Award granted hereunder shall expire, be cancelled or otherwise terminate for any reason without having been exercised in full, the un-purchased shares subject thereto shall again be available for subsequent grants under the Plan.

     (c) Common Stock issuable pursuant to an Award granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board") (discussed below in Section 3).

Section 3.        Administration of the Plan.

     (a) General. The Plan shall be administered by the Board. However, the Board may from time to time appoint a committee to make recommendations concerning operation of the Plan or the granting of Awards. The Board may hold a special meeting to take actions concerning the Plan, or it may take actions concerning the Plan at a regular meeting.

     (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have sole authority, in its absolute discretion:

          (i) determine the employees of the Company and its subsidiaries to whom ISOs may be granted, and to determine to whom Non-Qualified Options may be granted;

          (ii) determine the time or times at which Awards may be granted;

          (iii) determine the Award price of shares subject to each Award which price shall not be less than the minimum price specified in Section 6;

          (iv) determine whether each Award granted shall be an ISO, a Non-Qualified Option or a Stock Grant;

          (v) determine (subject to Section 9) the time or times when each Option shall become exercisable and the duration of the exercise period; and

          (vi) determine whether restrictions such as repurchase Awards are to be imposed on shares subject to Awards and the nature of such restrictions.

          (vii) to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c)  Board   Determinations.   All   determinations,   interpretation   and
constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 4.        Eligibility.

     (a) Options designated as ISOs may be granted only to employees and others who may eligible under the Code (including officers who are employees) of the Company or an Affiliate. Non-Qualified Options may be granted to any officer, employee, or consultant of the Company or an Affiliate.

     (b) In determining the eligibility of an individual to be granted an Award, as well as in determining the number of shares to be optioned to any person, the Board shall take into account the position and responsibilities of the person being considered, the nature and value to the Company or an Affiliate of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or an Affiliate, and such other factors as the Board may deem relevant.

     (c) No Option designated as an ISO shall be granted to any employee of the Company or an Affiliate if such employee owns, immediately prior to the grant of an Option, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless the purchase price for the stock under such Option shall be at least 110% of its fair market value at the time such Option is granted and the Option, by its terms, shall not be exercisable more than five (5) years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 6 hereof shall apply.

     (d) The maximum number of shares of Common Stock with respect to which an Option may be granted to any employee in any taxable year of the Company shall not exceed 1,300,000 shares, taking into account shares subject to options granted and terminated, or repriced, during such taxable year, subject to adjustment as provided in Section 13 hereof.

Section 5.        Option Agreement.

     (a) Each Option shall be evidenced by an option agreement (the "Option Agreement") duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Option Agreement shall comply with and be subject to the terms and conditions of the Plan.

     (b) The Option Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that Options designated as ISOs shall meet all of the conditions for ISOs as defined in Section 422 of the Code. The date of grant of an Option shall be as determined by the Board. More than one Option may be granted to an individual.

Section 6.        Option Price.

     (a) Non-Qualified Options. The Option price or prices of shares of the Company's Common Stock for Options designated as Non-Qualified Options shall be as determined by the Board, but in no event shall the Option price be less than eighty-five percent (85%) of the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the laws of the State of Maryland or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

     (b) ISOs. The Option price or prices of shares of the Company's Common Stock for ISOs shall be the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code as follows:

          (i) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on such exchange on the date of the grant of the Option.

          (ii) If the shares are traded on the NASDAQ National Market, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the NASDAQ National Market for the date of the grant of the Option.

          (iii) If the shares are not then either listed on any exchange or quoted in the NASDAQ National Market, the fair market value shall be the average of the "Bid" and "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option. If no sales occurred on the date of the grant, market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices or Bid/Ask prices as appropriate on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2.

     (c) If the fair market value cannot be determined under the preceding methods, it shall be determined in good faith by the Board.

Section 7.        Option Manner of Payment; Option Manner of Exercise.

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of:

          (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options,

          (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the Options being exercised,

          (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Board and only if provided for in the Option Agreement. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 6 hereof. Payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price if provided for in the Agreement. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms,

          (iv) in consideration received by the Company under a formal cashless exercise program maintained with an outside broker adopted by the Board in connection with the Plan, or

          (v) by any other means approved by the Board.

     (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after ten business days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

Section 8.        Exercise of Options.

     Subject to the provisions of Sections 9 through 11 and 13, each Option granted under the Plan shall be exercisable as follows:

     (a) Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board may specify;

     (b) Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration of the Option, unless otherwise specified by the Board;

     (c) Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and

     (d) Acceleration of Vesting. The Board shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Board shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code. The Board, in its sole discretion, shall have the right to provide in any Agreement for the acceleration of the date of exercise of any installment of any Option granted hereunder upon the occurrence of any event or circumstance as the Board shall determine.

Section 9.        Term of Options' Exercisability.

     (a) Term. Each Option shall expire not more than ten (10) years from the date of the granting thereof but shall be subject to earlier termination as may be provided in any Agreement evidencing an Option granted hereunder.

     (b) Exercisability. Subject to the provisions of Section 10 below, an Option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such Option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

Section 10.       Employee's Post-Termination Exercise of Options

     (a) An Option will, to the extent not previously exercised by an employee optionee, terminate three (3) months after the date on which optionee's employment by the Company or an Affiliate is terminated (whether such termination be voluntary or involuntary) other than by reason of disability (as defined in Section 22(e)(3) of the Code, and the Regulations thereunder), Cause (as defined below) or death. In the event of termination of employment due to disability or death, the Option will terminate one (1) year from the date of termination of employment due to disability or death. In the event of termination of employment due to Cause, the Option will terminate immediately and automatically upon such termination. After the date optionee's employment is terminated, as aforesaid, optionee may exercise this Option only for the number of shares which optionee had a right to purchase and did not purchase on the date optionee's employment terminated. If optionee is employed by an Affiliate, optionee's employment shall be deemed to have terminated on the date optionee's employer ceases to be an Affiliate of the Company, unless optionee is on that date transferred to the Company or another Affiliate. Optionee's employment shall not be deemed to have terminated if optionee is transferred from the Company to an Affiliate, or vice versa, or from one Affiliate to another Affiliate. "Cause" means, in the absence of an employment, consulting or other agreement otherwise defining Cause and applicable to a particular optionee: (i) incompetence, fraud, personal dishonesty, embezzlement or acts of gross negligence or gross misconduct on the part of optionee in the course of his or her employment or services, (ii) an optionee's engagement in conduct that is materially injurious to the Company or an Affiliate, (iii) an optionee's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the Company's or an Affiliate's reputation or business; or
(iv) willful failure by an optionee to follow the lawful directions of a superior officer or the Board.

     (b) If optionee dies while employed by the Company or an Affiliate, optionee's executor or administrator, as the case may be, may, at any time within one (1) year after the date of optionee's death, exercise the Option as to any shares which optionee had a right to purchase and did not purchase during optionee's lifetime. If optionee's employment with the Company or an Affiliate is terminated by reason of optionee's becoming disabled (within the meaning of Section 22(e)(3) of the Code and the Regulations thereunder), optionee or optionee's legal guardian or custodian may at any time within one (1) year after the date of such termination, exercise the Option as to any shares which optionee had a right to purchase and did not purchase prior to such termination. Optionee's executor, administrator, guardian or custodian must present proof of his or her authority satisfactory to the Company prior to being allowed to exercise this Option.

Section 11.       Transferability of Options.

     (a) An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the Option.

     (b) Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement.

Section 12.       Provisions of Stock Grants.

     (a) Stock Bonus Grants. Each stock bonus grant shall be evidence by a stock bonus agreement ("Stock Bonus Agreement") duly executed on behalf of the Company and by the grantee, which Stock Bonus Agreement shall comply with and be subject to the terms and conditions of the Plan. The Stock Bonus Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

          (ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Agreement may, but need not, be subject to a share repurchase option or other restrictions in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii) Termination of Stock Bonus Holder's Employment. In the event a stock bonus grantee's employment or other service with the Company terminates, the Company may reacquire any or all of the shares of Common Stock held by the stock bonus grantee which have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

          (iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Agreement shall be transferable by the stock bonus grantee only upon such terms and conditions as are set forth in the Stock Bonus Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Stock Bonus Agreement remains subject to the terms of the Stock Bonus Agreement.

     (b) Restricted Stock Purchase Grants. Each restricted stock purchase grant shall be evidence by a restricted stock purchase agreement ("Restricted Stock Purchase Agreement") duly executed on behalf of the Company and by the grantee, which Restricted Stock Purchase Agreement shall comply with and be subject to the terms and conditions of the Plan. The Restricted Stock Purchase Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Agreements need not be identical, but each Restricted Stock Purchase Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Purchase Price. Subject to the provisions of Section 4(c) regarding 10% shareholders, the purchase price under each Restricted Stock Purchase Agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Agreement. In no event, shall the purchase price shall be less than eighty-five percent (85%) of the Common Stock's fair market value on the date such grant is made or at the time the purchase is consummated.

          (ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Agreement shall be paid either: (A) in cash at the time of purchase; (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the restricted stock purchase grantee; or (C) in any other form of legal consideration that may be acceptable to the Board in its discretion.

          (iii) Vesting. Shares of Common Stock acquired under the Restricted Stock Purchase Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv) Termination of Restricted Stock Purchase Grantee's Service. In the event a restricted stock purchase grantee's employment or other service with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the restricted stock purchase grantee which have not vested as of the date of termination under the terms of the Restricted Stock Purchase Agreement.

          (v) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Purchase Agreement shall be transferable by the restricted stock purchase grantee only upon such terms and conditions as are set forth in the Restricted Stock Purchase Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Agreement remains subject to the terms of the Restricted Stock Purchase Agreement.

Section 13.       Adjustments.

     (a) Upon the occurrence of any of the following events, an Award holder's rights with respect to Awards granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Award holder and the Company relating to such Award:

          (i) Common Stock Dividends and Common Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend; and

          (ii) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (except as otherwise provided in any Option Agreement) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

          (iii) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (i) or (ii) with respect to ISOs shall be made only after the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          (iv) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

          (v) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (vi) Fractional Shares. No fractional share shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          (vii) Adjustments. Upon the happening of any of the events described in subparagraphs (i) or (ii) above, the class and aggregate number of shares set forth in Section 2 and Section 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 3, its determination shall be conclusive.

     (b) If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (i) or (ii) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Board or the Successor Board.

Section 14.       No Special Employment Rights.

     Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award holder any right with respect to the continuation of his employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award holder from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time.

Section 15.       Withholding Tax.

     The Company's obligation to deliver shares upon the exercise of any Award granted under the Plan shall be subject to the Award holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an Award to satisfy the above-mentioned withholding requirements. The Board shall also have the right to require that shares be withheld from delivery to satisfy such condition.

Section 16.       Restrictions on Issue of Shares.

     (a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by an Award and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such Award has been granted are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all Awards shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Award may be granted, except as otherwise agreed to by the Company in writing.

Section 17.    Purchase  For   Investment;   Rights  of  Holder  on   Subsequent
               Registration.


     (a) Unless the shares to be issued in connection with any Award granted under the Plan have been effectively registered or are exempt from registration under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Award unless the Award holder shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such Award for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     (b) In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an Award shall have been granted, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

Section 18.       Loans.

     The Company may make loans to optionees to permit them to exercise Options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

Section 19.       Modification of Outstanding Awards.

     The Board may authorize the amendment of any outstanding Award with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

Section 20.       Approval of Stockholders.

     The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of stockholders holding at least a majority of the voting stock of the Company, within twelve (12) months after the adoption of the Plan by the Board and shall take effect as of the date of adoption by the Board upon such approval. The Board may grant Awards under the Plan prior to such approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Option may be exercisable prior to such approval.

Section 21.       Termination and Amendment.

     (a) Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 21, the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20, increase the maximum number of shares for which Awards may be granted or change the designation of the class of persons eligible to receive Awards under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations or any applicable rule or regulation of any stock exchange or over-the-counter market on which the Company's Common Stock is then listed. The Board may grant Awards under the Plan prior to such approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Award may be exercisable prior to such approval.

     (b) The Board may terminate, amend or modify any outstanding Award without the consent of the Award holder, provided, however, that, except as provided in
Section 13, without the consent of the optionee, the Board shall not change the number of shares subject to an Award, nor the exercise price thereof, nor extend the term of such Award.

Section 22.       Reservation of Common Stock.

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

Section 23.       Limitation of Rights in the Award Shares.

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Awards except to the extent that the Award shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

                    Plan Adopted by the Board on May 8, 1998

              Plan Approved by the Stockholders on October 31, 1998

                Amendment Adopted by the Board on April 20, 2001

             Amendment Approved by the Stockholders on June 5, 2001

       Amendment and Restatement Adopted by the Board on November 1, 2002

       Amendment and Restatement Adopted by the Board on January 12, 2003

    Amendment and Restatement Approved by the Stockholders on [May __, 2003]

                                                                      APPENDIX C

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                                 TVI CORPORATION

     TVI Corporation, a Maryland corporation, having its principal office at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769 (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation desires to amend and restate its Charter as currently in effect as hereinafter provided. Upon their acceptance by the State Department of Assessments and Taxation of Maryland, the following provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Charter of the Corporation as currently in effect.

          "FIRST: The name of the corporation is:

                                 TVI CORPORATION

     SECOND: The purposes for which the Company is formed are to engage in any businesses, transactions or activities as are permissible under Section 2-103 of the Maryland General Corporation Law, as amended from time to time.

     THIRD: The post office address of the principal office of the corporation is 7100 Holladay Tyler Road, Suite 300, Glenn Dale, Maryland 20768. The name and post office address of the resident agent of the Corporation in this State are RESAGENT, INC., 7 St. Paul Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

     FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is forty-six million two hundred thousand (46,200,000). The shares are classified as Forty-five Million (45,000,000) shares of Common Stock, par value One Cent ($0.01) per share, and One Million Two Hundred Thousand (1,200,000) shares of Preferred Stock, par value One Dollar ($1.00) per share.

     The Board of Directors shall have the authority to classify and reclassify any unissued shares of Preferred Stock by authorizing the issuance of the Preferred Stock from time to time in one or more series with such distinctive designations as may be established by the Board of Directors, and any such series: (i) may have such voting powers, full or limited, or may be without voting powers; (ii) may be subject to redemption at such time or times and at such prices; (iii) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (iv) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(v) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such other adjustments; and (vi) shall have such other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights, as shall hereafter be authorized by the Board of Directors in accordance with the Maryland General Corporation Law.


     FIFTH: The number of directors of the Corporation shall be ten (10), which number may be increased and decreased pursuant to the Bylaws of the Corporation, but shall never be less than three (3). The name of the directors who shall act until the next annual meeting, or until their successors are duly chosen and qualified, are as follows:

                Joseph J. Borkoski          Mark N. Hammond

                Harley A. Hughes            Richard V. Priddy

                Joseph J. Duffy

     SIXTH: No Stockholder of the Corporation shall have any preferential or pre-emptive right to acquire additional shares of stock of the Corporation except to the extent that, and on such terms as, the Board of Directors from time to time may determine.

     SEVENTH: In carrying on its business, or for the purpose of attaining or furthering any of its objects, the Corporation shall have all of the rights, powers, and privileges granted to corporations by the laws of the State of Maryland, as well as the power to do any and all acts and things that a natural person or partnership could do, as now or hereafter authorized by law, either alone or in partnership or conjunction with others. In furtherance and not in limitation of the powers conferred by statute, the powers of the Corporation and of its directors and stockholders shall include the following:

     (a) The Corporation reserves the right to adopt from time to time any amendment to its Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred on officers, directors and stockholders are granted subject to this reservation.

     (b) Except as otherwise provided in the Charter or By-Laws of the Corporation, as from time to time amended, the business of the Corporation shall be managed by its Board of Directors. The Board of Directors shall have and may exercise all of the rights, powers, and privileges of the Corporation, except only for those that are by law or by the Charter or By-Laws of the Corporation conferred upon or reserved to the Stockholders. Additionally, the Board of Directors of the Corporation is specifically authorized and empowered from time to time in its discretion:

          (1) To authorize the issuance of shares of the Corporation's stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock, of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors deems advisable, subject to such restrictions or limitations, if any, as may be set forth in the By-Laws of the Corporation;

          (2) By articles supplementary to these Articles, to classify or reclassify any unissued shares by fixing or altering in any one or more aspects, before issuance of those shares, the preferences, conversion or other rights, voting powers, restrictions, qualifications, dividends, or terms or conditions of redemption of those shares, including but not limited to the reclassification of unissued common shares to preferred shares or unissued preferred shares to common shares;

          (3) To borrow and raise money, without limit and upon any terms, for any corporate purposes; and, subject to applicable law, to authorize the creation, issuance, assumption, or guaranty of bonds, debentures notes, or other evidences of indebtedness for money so borrowed, to include therein such provisions as to redeemability, convertibility, or otherwise, as the Board of Directors, in its sole discretion, determines, and to secure the payment of principal, interest, or sinking fund in respect thereof by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, all or any part of the properties, assets, and goodwill of the Corporation then owned or thereafter acquired.

     EIGHTH: (a) The Corporation shall have the power to indemnify, by express provision in its By-Laws, by agreement, or by majority vote of either its stockholders or disinterested directors, any one or more of the following classes of individuals: (1) present or former directors of the Corporation, (2) present or former officers of the Corporation, (3) present or former agents and/or employees of the Corporation, (4) present or former administrators, trustees or other fiduciaries under any pension, profit sharing, deferred compensation, or other employee benefit plan maintained by the Corporation, and
(5) persons serving or who have served at the request of the Corporation in any of these capacities for any other corporation, partnership, joint venture, trust, or other enterprises. However, the Corporation shall not have the power to indemnify any person to the extent such indemnification would be contrary to
Section 2-418 of the Maryland General Corporation Law, or any statute, rule, or regulation of similar import.

     (b) The Corporation additionally shall have the power to indemnify to the fullest extent permitted by the Maryland General Corporation Law (or any similar provision or provisions of applicable law at the time in effect) each employee or agent of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was at any time since the inception of the Corporation an employee or agent of the Corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including serving as trustee, plan administrator or other fiduciary of any employee benefit plan.

     NINTH: To the full extent permitted by the Maryland General Corporation Law as in effect on the date hereof, or as hereafter from time to time may be amended, the personal liability of each director and officer of the Corporation shall be eliminated and limited to the full extent permitted by the laws of the State of Maryland, including without limitation as permitted by the provisions of Section 2-405.2 of the Maryland General Corporation Law and any successor provision, as amended from time to time. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director or officer or former director or officer of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

                                     * * * *

     SECOND: By unanimous vote of the Board of Directors of the Corporation at a meeting duly called, convened and held in accordance with the Maryland General Corporation Law and the Corporation's By-Laws, the entire Board of Directors duly approved the foregoing Articles of Amendment and Restatement.

     THIRD: By affirmative vote of two-thirds of all of the shares of the capital stock Corporation entitled to vote thereon conducted in accordance with the Maryland General Corporation Law, the stockholders of the Corporation duly adopted and advised the foregoing Articles of Amendment and Restatement.

     FOURTH: Prior to the filing of these Articles of Amendment and Restatement, the total number of shares the Corporation had authority to issue was forty-six million two hundred thousand (46,200,000) shares of capital stock, classified as forty-five million (45,000,000) shares of Common Stock, par value one cent ($0.01) per share, and one million two hundred thousand (1,200,000) shares of Preferred Stock, par value one dollar ($1.00) per share. Prior to the filing of these Articles of Amendment and Restatement the aggregate par value of all authorized shares having a par value was One Million Six Hundred Fifty Thousand Dollars ($1,650,000). [After the filing of these Articles of Amendment and Restatement, the total number of shares the Corporation has authority to issue is ninety-eight million eight hundred thousand (98,800,000) shares of Common Stock, par value one cent ($0.01) per share, and one million two hundred thousand (1,200,000) shares of Preferred Stock, par value one dollar ($1.00) per share. After the filing of these Articles of Amendment and Restatement the aggregate par value of all authorized shares having a par value is Two Million One Hundred Eighty-Eight Thousand Dollars ($2,188,000).]

     IN WITNESS WHEREOF, TVI Corporation has caused these presents to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on this _____ day of May, 2003, and its President acknowledges that these Articles of Amendment and Restatement are the act and deed of the Corporation, and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information, and belief.



WITNESS:

---------------------------------------       ----------------------------------
Thomas K. Plunkett, Assistant Secretary       Richard V. Priddy, President

DETACH HERE

                                 TVI CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy is being solicited by the Board of Directors of TVI Corporation (the "Company"). The undersigned hereby appoint(s) each of Richard V. Priddy and Thomas K. Plunkett (the "Proxy Committee"), or either of them as proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of TVI Corporation to be held at the Company's headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, and any adjournment or postponement thereof (the "Annual Meeting"), and to vote all shares of Common Stock of the Company held of record by the undersigned on April 21, 2003 (the "Shares"), upon any and all matters that may properly come before the Annual Meeting. IF THIS PROXY CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY (OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. This Proxy authorize(s) the Proxy Committee to vote at his discretion on any other matter that may properly come before the Annual Meeting. The Proxy Committee may appoint one or more substitute proxy agent(s) to exercise the authority granted to it by this Proxy and the undersigned hereby approves such appointment. The terms of this Proxy shall be binding upon the successors and assigns of the undersigned stockholder or any transferee of any Shares to which it relates at anytime. By executing this proxy, the undersigned expressly consents to and authorizes the execution and delivery of this Proxy by facsimile transmission or other comparable means.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

/X/  Please mark your votes
     as in this example

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all Company nominated directors.

     The Board of Directors unanimously recommends a vote FOR the election of all nominees.

                                            FOR ALL           WITHHELD FOR ALL
 (except as marked)

1.       Election of                         /  /                   /  /
Joseph J. Borkoski, Joseph J. Duffy,
Mark N. Hammond, Harley A. Hughes
and Richard V. Priddy
as Directors for a one-year term
ending at the 2004 Annual Meeting

To withhold authority to vote for any individual nominee, write that nominee's name in the line below:

________________________________________

2. Ratify Aronson & Company LLP as the Company's independent accountants for the fiscal year ending December 31, 2003.

(The Board of Directors unanimously recommends a vote FOR approval.)

               APPROVE           DISAPPROVE                ABSTAIN
                /  /               /  /                     /  /

3. Approval of the amendment to the Company 1998 Incentive Stock Option Plan to increase the total number of shares of Company Common Stock authorized for issuance thereunder to 10,000,000.

(The Board of Directors unanimously recommends a vote FOR approval.)

               APPROVE           DISAPPROVE                ABSTAIN
                /  /               /  /                     /  /

4. Approval of the amendment of the Company's Articles of Incorporation to increase the total amount of authorized shares of Company Common Stock from 45,000,000 to 98,800,000.

(The Board of Directors unanimously recommends a vote FOR approval.)

               APPROVE           DISAPPROVE                ABSTAIN
                /  /               /  /                     /  /

5. Approval of the amendment and restatement of the Company's Articles of Incorporation.

(The Board of Directors unanimously recommends a vote FOR approval.)

               APPROVE           DISAPPROVE                ABSTAIN
                /  /               /  /                     /  /



SIGNATURE(S):                       DATED:

_________________________           ______________, 2003

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.